SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 15, 1996


                      Banc One Auto Grantor Trust 1996 - B
                    (Issuer with report to the Certificates)

                            Banc One ABS Corporation
             (Exact name of registrant as specified in its charter)



                                      Ohio
                  (State or other jurisdiction of organization)



                   333-3457                     31-1467431
          (Commission File Number) (IRS Employer Identification Number)



      c/o Bank One, Arizona, N.A., as Servicer, 201 North Central Avenue,
                     Attn: Tom Lewis, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (602) 221-3704

Item 5.   Other Events

On July 15, 1996, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from June 1, 1996 through June 30, 1996 and for the Collection Period from June 1, 1996 through June 30, 1996.

Item 7.           Exhibits

                  See page 4 for Exhibit Index

EXHIBIT INDEX


Exhibit           Description                                              Page


99.1      Monthly Statements and Additional Information...........         5-13

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BANC ONE AUTO GRANTOR TRUST 1996-B

                                   By: Bank One, Arizona, N.A., as Servicer on behalf of the Trust


Date:   July 9, 1996               By:      s\Tom Lewis
                                            ------------------------------------
                                            Name:  Tom Lewis

                                            Title: Vice President